Exhibit 32.1


                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of United Energy Corp. (the "Company") on Form 10-K for the year ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated:   June 29, 2004              By: /s/ Ronald Wilen
                                        ---------------------------
                                        Ronald Wilen
                                        Chief Executive Officer



Dated:   June 29, 2004              By: /s/ James McKeever
                                        ---------------------------
                                        James McKeever
                                        Interim Chief Financial Officer